Management Incentive Plan	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Management Incentive Plan
17.	Management Incentive Plan

AP WIP Investments maintained two incentive plans (collectively, the “Management Carve-Out Plan”) for the benefit of certain employees of AP WIP Investments prior to the Transaction and under which non-equity awards were made. Generally, vesting of awards under the Management Carve-Out Plan was contingent upon a liquidity event. As of the date of the Transaction, no awards vested and subsequent to the Transaction date, the Company ceased all activity under the Management Carve-Out Plan and canceled all awards thereunder.

In conjunction with the Management Carve-Out Plan, loans totaling $893 were made to certain plan participants during 2019. No loans were issued during the period from January 1, 2020 to February 9, 2020. In the period of issuance, the full amount of each loan was expensed in the consolidated statement of operations because the loans were nonrecourse.